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                                                                    Exhibit 99.1


              AGREEMENT REGARDING THE JOINT FILING OF SCHEDULE 13D


Safeguard Scientifics, Inc., Safeguard Delaware, Inc., Safeguard Scientifics (Delaware), Inc., Internet Capital Group, Inc., ICG Holdings, Inc., and 1999 Internet Capital L.P. hereby agree that the Amendment to Statement on Schedule 13D to which this agreement is attached, as well as all future amendments to such statement, shall be filed jointly on behalf of each of them. This agreement is intended to satisfy the requirements of Rule 13d-1(k)(1)(iii) under the Securities Exchange Act of 1934, as amended.

Date:    March 15, 2001             Safeguard Scientifics, Inc.

                                    By: /s/ N. Jeffrey Klauder
                                    ------------------------------
                                        N. Jeffrey Klauder
                                        Executive Vice President
                                          and General Counsel

Date:    March 15, 2001             Safeguard Delaware, Inc.

                                    By: /s/ N. Jeffrey Klauder
                                    -------------------------------
                                        N. Jeffrey Klauder
                                        Vice President

Date:    March 15, 2001             Safeguard Scientifics (Delaware), Inc.

                                    By: /s/ N. Jeffrey Klauder
                                    -------------------------------
                                        N. Jeffrey Klauder
                                        Vice President

Date:    March 15, 2001             Internet Capital Group, Inc.

                                    By: /s/ Henry N. Nassau
                                    -------------------------------
                                        Henry N. Nassau
                                        Managing Director, General Counsel
                                              and Secretary

Date:    March 15, 2001             ICG Holdings, Inc.

                                    By: /s/ Henry N. Nassau
                                    ------------------------------
                                        Henry N. Nassau
                                        Secretary

Date:    March 15, 2001             1999 Internet Capital L.P.
                                    By: ICG Holdings, Inc., its General Partner

                                    By: /s/ Henry N. Nassau
                                    -------------------------------
                                              Henry N. Nassau
                                              Secretary